UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2023

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Cohu, Inc. (“Cohu”) was held on May 10, 2023. At the Annual Meeting, Cohu’s stockholders cast their votes on six proposals, as set forth below. Cohu had 47,228,231 shares outstanding on March 16, 2023, the record date, and 43,482,476 (92%) were represented at the Annual Meeting.

Proposal 1. Election of Directors.

William E. Bendush was elected as a Class 1 director of Cohu. The results were as follows:

Votes For 35,261,813; Votes Against – 5,345,268; Abstentions – 26,928; Broker Non-Votes – 2,848,467

Nina L. Richardson was elected as a Class 1 director of Cohu. The results were as follows:

Votes For – 40,388,705; Votes Against – 190,639; Abstentions – 54,665; Broker Non-Votes - 2,848,467

The remaining directors whose terms continue until 2024 are Andrew M. Caggia, Yon Y. Jorden and Luis A. Müller, and until 2025 are Steven J. Bilodeau, James A. Donahue and Andreas W. Mattes.

Proposal 2. The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 40,085,427; Votes Against – 464,970; Abstentions – 83,612; Broker Non-Votes - 2,848,467

Proposal 3. The advisory vote on the preferred frequency of holding an advisory vote on Named Executive Officer compensation, as disclosed in the Proxy Statement, was as follows:

One Year– 37,412,490; Two Years– 12,292; Three Years– 3,158,195; Abstentions – 51,032; Broker Non-Votes - 0

Based on these results and the recommendation of the Board in the proxy statement for the Annual Meeting, Cohu intends to conduct an advisory vote on the compensation of its Named Executive Officers once every year until such time as the next advisory vote on the preferred frequency of advisory votes on executive compensation is submitted to stockholders.

Proposal 4. The vote on certain amendments to Cohu’s 2005 Equity Incentive Plan to (i) increase the shares of stock available for issuance by 3,200,000, (ii) specify an annual limit of $750,000 on our non-employee director compensation, (iii) increase the amounts permitted for cash payouts of performance awards from current limit of $2,000,000 to $4,000,000 per each fiscal year, and (iv) provide updated criteria for performance awards, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 37,930,850; Votes Against – 2,669,488; Abstentions – 33,671; Broker Non-Votes – 2,848,467

Proposal 5. The vote on certain amendments to Cohu’s 1997 Employee Stock Purchase Plan to (i) increase the shares of stock available for issuance by 600,000 to 3,750,000 shares, and (ii) eliminate the requirement that no participant may purchase shares for any offering period with a value exceeding $12,500 divided by the share value on the first date of offering period. as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For - 40,499,743; Votes Against - 104,050; Abstentions - 30,216; Broker Non-Votes - 2,848,467

Proposal 6. The ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for fiscal year 2023 was approved. The results were as follows:

Votes For – 41,240,596; Votes Against – 2,201,644; Abstentions – 40,236; Broker Non-Votes - 0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 11, 2023	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Senior VP Finance and Chief Financial Officer